UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2007

IMPERIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

ITLA CAPITAL CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events

         On August 1, 2007, the Registrant issued the press release attached to this report as Exhibit 99, announcing the changing of its name from "ITLA Capital Corporation" to "Imperial Capital Bancorp, Inc.," effective August 3, 2007.

Item 9.01  Financial Statements and Exhibits

            (d)     The following exhibit is filed as part of this report.

                     Exhibit 99        Press release dated August 1, 2007

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.
Date:	August 6, 2007	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated August 1, 2007

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